EXHIBIT 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of LifeApps Digital Media Inc. (the "Company") on Form 10-Q, for the fiscal quarter ended September 30, 2015, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Arnold Tinter, Chief Financial Officer and President of LifeApps Digital Media Inc., certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 13, 2015	By:	/s/ Arnold Tinter
Arnold Tinter
Chief Financial Officer and Treasurer (Principal Financial Officer)